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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2004 (July 6, 2004)

KEY ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State of Incorporation)	1-8038 (Commission File Number)	04-2648081 (IRS Employer Identification No.)

6 Desta Drive
Midland, Texas 79705
(Address of Principal Executive Offices)

432/620-0300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure

        On July 6, 2004, Key Energy Services, Inc. (the "Company") announced that it is soliciting consents from the holders of its outstanding 6 3/8% senior notes due 2013 and 8 3/8% senior notes due 2008, to extend until December 31, 2004 the period in which the Company must deliver its 2003 10-K and 2004 10-Q reports. The Company also updated information relating to the restatement of its financial statements and relating to the investigations being conducted by its Audit Committee. A copy of the Company's press release and consent solicitation statement are filed as exhibits to this Form 8-K and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

       99.1—  Press Release dated July 6, 2004 regarding the solicitation of consents from the holders of its outstanding 6 3/8% senior notes due 2013 and 8 3/8% senior notes due 2008.

       99.2—  Consent Solicitation Statement of Key Energy Services, Inc. dated July 6, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: July 6, 2004	KEY ENERGY SERVICES, INC.
	By:	/s/ RICHARD J. ALARIO Richard J. Alario Chief Executive Officer, President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.		Exhibit
99.1	—	Press Release dated July 6, 2004 regarding the solicitation of consents from the holders of its outstanding 6 3/8% senior notes due 2013 and 8 3/8% senior notes due 2008.
99.2	—	Consent Solicitation Statement of Key Energy Services, Inc. dated July 6, 2004.

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  Item 5. Other Events and Required FD Disclosure
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX